Exhibit 99.1

HP Inc. 1501 Page Mill Road Palo Alto, CA 94304 hp.com

News Release

HP Inc. Announces Pricing of Senior Notes

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PALO ALTO, Calif., June 6, 2022 – HP Inc. (NYSE: HPQ) today announced the pricing of its underwritten public offering of $2.0 billion aggregate principal amount of senior unsecured notes, consisting of $900 million aggregate principal amount of its 4.750% notes due 2028 (the “2028 notes”) at a public offering price of 99.841% of the principal amount, and $1.1 billion aggregate principal amount of its 5.500% notes due 2033 at a public offering price of 99.725% of the principal amount (the “2033 notes” and together with the 2028 notes, the “Notes”).

HP intends to use the net proceeds from the offering, together with other available funds, to fund the purchase price of the pending acquisition (“Poly Acquisition”) of Plantronics, Inc. (“Poly”), repay Poly’s existing term loan, and pay any related fees and expenses.

If the Poly Acquisition is not consummated on or prior to June 26, 2023 or the definitive agreement for the acquisition is terminated without the Poly Acquisition being consummated, HP will redeem the notes pursuant to a special mandatory redemption as described in the preliminary prospectus supplement filed with the Securities and Exchange Commission (“SEC”).

The issuance of the Notes is expected to close on June 21, 2022, subject to customary closing conditions.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for the offering.

The Notes are being offered pursuant to an effective shelf registration statement (including a prospectus) on Form S-3 previously filed with the SEC.  A preliminary prospectus supplement relating to the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov.  Before you invest, you should read the prospectus in that registration statement (including the preliminary prospectus supplement for the offering to which this communication relates) and other documents HP has filed with the SEC for more complete information about HP and the offering.  You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, these documents may be obtained from Goldman Sachs & Co. LLC by calling toll-free at 1-866-471-2526; from J.P. Morgan Securities LLC by calling at (212) 834-4533; or from Wells Fargo Securities, LLC by calling toll-free at (800) 645-3751.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements based on current expectations and assumptions that involve risks and uncertainties.  If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the consummation of the Poly Acquisition, the potential impact of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the situation; projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges, planned structural cost reductions and productivity initiatives; any statements of the plans, strategies and objectives of management for future operations, including, but not limited to, our business model and transformation, our sustainability goals, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, demand, performance, market share or competitive performance relating to products or services; any statements concerning potential supply constraints, component shortages, manufacturing descriptions or logistics challenges; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims, disputes or other litigation matters; any statements of expectation or belief, including with respect to the timing and expected benefits of acquisitions and other business combination and investment transactions; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements can also generally be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” and similar terms.

Risks, uncertainties and assumptions include factors relating to the consummation of the Poly Acquisition; the effects of the COVID-19 pandemic and the actions by governments, businesses and individuals in response to the situation, the effects of which may give rise to or amplify the risks associated with many of these factors listed here; the need to manage (and reliance on) third-party suppliers, including with respect to component shortages, and the need to manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; HP’s ability to execute on its strategic plan, including the previously announced initiatives, business model changes and transformation; execution of planned structural cost reductions and productivity initiatives; HP’s ability to complete any contemplated share repurchases, other capital return programs or other strategic transactions; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy and business model changes and transformation; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution, reseller and customer landscape; the development and transition of new products and services and the enhancement of existing products and services to meet evolving customer needs and respond to emerging technological trends; successfully competing and maintaining the value proposition of HP’s products, including supplies; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products or our uneven sales cycle; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; the hiring and retention of key employees; the impact of macroeconomic and geopolitical trends, changes and events, including the Russian invasion of Ukraine and its regional and global ramifications and the effects of inflation; risks associated with HP’s international operations; the execution and performance of contracts by HP and its suppliers, customers, clients and partners, including logistical challenges with respect to such execution and performance; changes in estimates and assumptions HP makes in connection with the preparation of its financial statements; disruptions in operations from system security risks, data protection breaches, cyberattacks, extreme weather conditions or other effects of climate change, medical epidemics or pandemics such as the COVID-19 pandemic, and other natural or manmade disasters or catastrophic events; the impact of changes to federal, state, local and foreign laws and regulations, including environmental regulations and tax laws; potential impacts, liabilities and costs from pending or potential investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 and HP’s Quarterly Reports on Form 10-Q for the fiscal quarter ended January 31, 2022 and the fiscal quarter ended April 30, 2022, and that are otherwise described or updated from time to time in HP’s other filings with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements in this press release are made as of the date of this document and HP assumes no obligation and does not intend to update these forward-looking statements.

HP’s Investor Relations website at investor.hp.com contains a significant amount of information about HP, including financial and other information for investors.  HP encourages investors to visit its website from time to time, as information is updated, and new information is posted.  The content of HP’s website is not incorporated by reference into this press release or in any other report or document HP files with the SEC, and any references to HP’s website are intended to be inactive textual references only.

About HP

HP Inc. (NYSE: HPQ) is a technology company that believes one thoughtful idea has the power to change the world. Its product and service portfolio of personal systems, printers, and 3D printing solutions helps bring these ideas to life. Visit  http://www.hp.com.